Portions of this exhibit are deleted pursuant to a request for confidential treatment

                                Exhibit 10(aa)

                     Processor Joint Development Agreement

Principles

AC/FJ will design and FJ will manufacture complete S/390 processor systems for AC.

AC and FJ will have common hardware processor systems based on a Product Specification.

AC and FJ will discuss and jointly agree on a Product Specification based on FJ product needs and AC market needs.

The attached diagram shows the roles and responsibilities of AC and FJ.

FJ is responsible for manufacturing.

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Contingency clauses will be renegotiated if there are modifications to the
Product Specification that change the schedule.

AC and FJ Intellectual property rights to be discussed.

Price

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Price basis is [               ] or [         ] if drop shipped.  AC
requests to be importer of record. Final arrangements to be discussed and agreed to later.

[
          ] Foreign exchange conversion to be handled as currently done by AC and FJ.

Ordering

Products initially provided by FJ [   ] days after ordered by AC.  This will be
reduced to [ ] days as manufacturing processes improve. AC will provide additional [ ] day forecast for planning purposes. AC and FJ will regularly discuss long-term supply and demand planning. No volume commitments.

FJ tests maximum configuration and ships standard configuration to AC. Final configuration is done by AC in the field. AC and FJ will discuss the best way of shipping, with customer drop shipping being a long term possibility.

FJ warrants product and spares:

  design                    [                                   ]
  manufacturing problems    [                                   ]
  technology                [                                   ]

Product Plan

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Detailed product definition will be done jointly by AC and FJ, including RAS

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Competitiveness

 AC and FJ intend to:

     * Provide products that compete successfully in the S/390 market.
     * Keep products current with agreed to S/390 facilities.
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     * [
                                                    ]  The primary criteria
       for deciding whether to implement a feature [
                                                  ]
     * Deliver competitive RAS.

Development

Most development will be done and paid for by FJ. AC pays development cost of work done by AC as agreed with FJ on a task by task basis.

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                                                            ]

FJ is responsible for managing product development. The following list of responsibilities is our general understanding:

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

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Manufacturing

FJ is responsible for all new build, repair and update.

AC retains rights to technology and manufacturing if FJ cannot supply products.

Spares

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Repair
     * FJ will repair spares with a [      ] factory turn-around
       time for FJ manufactured parts.  Parts from other vendors
       will be determined later.
     * FJ will provide failure analysis feedback to AC within [               ]
       after receipt of failed part.

Field Support

AC and FJ will jointly discuss how to provide service tools.

FJ   3rd level support to backup AC support center.

     [


                                                            ]

     Makes all FJ service tools available to AC.

     Train AC to support product.

AC   Direct field support and has microcode and firmware patch capability.

     Normal sparing.

     Develops any AC unique service tools.

AC and FJ will work together to define interfaces to allow AC service tools to operate. FJ will make product changes to support these as mutually agreed to.

Exclusivity

FJ will provide S/390 compatible processors exclusively to AC.

FJ can market AC products in markets to be agreed upon based on the existing distributor relationship.

Approved


AMDAHL

David L. Anderson                                December 8, 1993
- -----------------
David L. Anderson
Vice President and General Manager
Compatible Systems



FUJITSU

T. Miyazawa                                      December 9, 1993
- -----------
T. Miyazawa
General Manager
Mainframe Division


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